UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Lindblad Expeditions Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LINDBLAD EXPEDITIONS HOLDINGS, INC. Annual Meeting of Stockholders Annual Meeting of Stockholders to be Held Virtually on June 4, 2025 at 10:00 a.m. EDT. Your registration must be received by 11:59 PM EDT on June 1, 2025 For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to: https://web.viewproxy.com/lindblad/2025 To vote your proxy while visiting this site, you will need the 11 digit control number in the box on this page. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a Proxy Card. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or Email copy of the proxy material, you must request one, there is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 27, 2025. PLEASE VOTE NOW! SEE REVERSE FOR FULL AGENDA Meeting Materials: Proxy Statement and 2024 Annual Report to Stockholders. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on June 4, 2025. Internet: https://web.viewproxy.com/lindblad/2025 Phone: 1-877-777-2857 Email: requests@viewproxy.com * If requesting material by Email, please send a blank Email with the 11 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your Email requesting material. Scan QR Code for Digital Voting ORDER PAPER MATERIALS, USE ONE OF THE FOLLOWING METHODS. CONTROL NUMBER

LINDBLAD EXPEDITIONS HOLDINGS, INC. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: “FOR” all the nominees listed under Item 1, and “FOR” Items 2, 3 and 4. Proposal 1: Election of Directors Class A Directors 01 Elliott Bisnow 02 Annette Reavis 03 Alexander P. Schultz 04 Thomas (Tad) Smith, Jr. Class B Directors 05 Andy Stuart Proposal 2: The approval, on an advisory basis, of the 2024 compensation of our named executive officers. Proposal 3: The approval of an amendment to the Lindblad Expeditions Holdings, Inc. 2021 Long-Term Incentive Plan. Proposal 4: The ratification of the appointment of Ernst & Young LLP as our independent registered certified public accounting firm for fiscal 2025. LINDBLAD EXPEDITIONS HOLDINGS, INC.